UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Invesco Commercial Real Estate Finance Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

The following material relates to the adjourned 2026 annual meeting of stockholders of Invesco Commercial Real Estate Finance Trust, Inc. convened on May 7, 2026, furnished to its stockholders in connection with the solicitation of proxies by its board of directors.

ATTENTION – ADJOURNMENT NOTICE AND VOTE REQUEST FOR

INVESCO COMMERCIAL REAL ESTATE FINANCE TRUST, INC.

Dear Stockholder,

We are sending you this letter to inform you that the 2026 Annual Meeting of Stockholders for Invesco Commercial Real Estate Finance Trust, Inc. has been adjourned to allow stockholders more time to vote. The Annual Meeting will reconvene on July 9, 2026, at 1:00 p.m. Central Time at 2300 N Field Street, Dallas, Texas 75201.

Your vote is very important no matter how many shares you own. By voting prior to the July 9, 2026 meeting date, you can help avoid additional costs associated with soliciting votes.

Vote quickly and easily using one of the following options. You will need your personalized control number to vote which is located on the enclosed form.

•	Vote by internet – follow the instructions on the enclosed form.

•	Vote by telephone – follow the instructions provided on the enclosed form.

•	Vote by mail using the enclosed business reply envelope.

•	Speak to a live representative by dialing toll-free 1-888-850-1794.

Once we receive your vote, your name is removed from all further communication related to this meeting. If you have already taken the time to vote, we appreciate your vote. No additional action is needed on your part.

Thank you for your prompt attention to this matter.

Sincerely,

Invesco Commercial Real Estate Finance Trust, Inc.

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Invesco Commercial Real Estate Finance Internet: Trust, Inc. (INCREF) www.proxypush.com/INCREF • Cast your vote online • Have your Proxy Card ready Annual Meeting of Stockholders • Follow the simple instructions to record your vote Phone: 1-866-503-3082 For Stockholders of record as of March 24, 2026 Thursday, July 9, 2026 1:00 PM, Central Time • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions 2300 N Field Street, Dallas, Texas 75201 Live Agent: (888) 850-1794 Speak to a live agent and vote on a recorded line YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 1:00 PM, Central Time, July 9, 2026. Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints R. Scott Dennis, Chair of the board of directors, Courtney Popelka, Chief Financial Officer, and E. Elizabeth Day, General Counsel and Assistant Secretary (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Invesco Commercial Real Estate Finance Trust, Inc. (INCREF) which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Invesco

Invesco Commercial Real Estate Finance Trust, Inc. (INCREF)
Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS OF INCREF RECOMMENDS A VOTE:
FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect six (6) directors to the Board of Directors to hold office until the 2027 annual meeting of stockholders				
	FOR	AGAINST	ABSTAIN	
1.01 R. Scott Dennis	☐	☐	☐	FOR
1.02 Julie Arrowsmith	☐	☐	☐	FOR
1.03 R. David Kelly	☐	☐	☐	FOR
1.04 J. Ray Nixon	☐	☐	☐	FOR
1.05 Charlie Rose	☐	☐	☐	FOR
1.06 Paul E. Rowsey	☐	☐	☐	FOR
	FOR	AGAINST	ABSTAIN	
2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐	FOR

☐ **Check here if you would like to attend the meeting in person.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____ Date ____

Signature (if held jointly) ____ Date ____